                                                                    EXHIBIT 99.2





                        [LOGO OF TRIAD HOSPITALS, INC.]

--------------------------------------------------------------------------------

                         Financial Outlook and Guidance
                                    May 2001

--------------------------------------------------------------------------------

     This presentation contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the
    Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Company", "Triad", and "Triad Hospitals,
 Inc." as used throughout this presentation refer to Triad Hospitals, Inc. and its affiliates.






                                       2         [LOGO OF TRIAD HOSPITALS, INC.]

Contents
--------------------------------------------------------------------------------

 . Rationale For Quorum Acquisition

 . 2000 Pro Forma Results

 . 2001 Financial Guidance

 . 2002 & 2003 Financial Guidance

 . Quorum - Implementing a Proven Strategy

 . What to Expect



                                       3         [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------


 .  Market Fit - Similar Focus On "Small City" Markets, With Familiar
   Characteristics

 .  Strategic Fit - Triad's Proven Strategic Focus on Physician Relations and
   Community Relations Is Ideal For Application To Former Quorum Facilities and Markets

 .  Larger Size - Acquisition Creates USA's 3rd Largest Publicly Owned Hospital
   Company, Largest "Small City" Company, Larger Market Capitalization, Opportunities For Growth

 .  Geographic Fit - Complementary Market Locations, Greater Geographic Diversity

 .  Strong Assets - Attractive, Well Positioned, Potential Upside Via Triad
   Strategy

 .  Government Litigation Resolved - Major Cases Settled In Full

 .  Attractive Valuation - Potential To Increase Shareholder Value





                                        5        [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
----------------------------------------------------------------------------------------------------------------------------------
                             Triad                                     Quorum                               Combined
Market Focus     Small cities and selected urban           Small cities in Southeastern           Small cities and selected
                     markets in Southwestern,                  and Midwestern U.S.                urban markets in Southern
                    South Central, and Western                                                        and Midwestern U.S.
                             U.S.

Operations              30 hospitals (a)                          19 hospitals(b)                    49 hospitals (a) (b)
                      14 surgical centers                     206 managed hospitals                  14 surgical centers
                                                                                                    206 managed hospitals

Licensed Beds              4,700 (c)                                  4,304                                 9,004 (c)


[GRAPHIC OMITTED: PIE CHARTS OF THE LATEST TWELVE MONTHS ENDING DECEMBER 31, 2000 - PAYOR MIX, BY PERCENTAGE, FOR TRIAD, QUORUM AND THE COMBINED COMPANY]


         TRIAD:
                  Medicare:                        30%
                  Medicaid:                         6%
                  Managed Care:                    31%
                  Other Sources:                   33%

         QUORUM:
                  Medicare:                        37%
                  Medicaid:                         6%
                  Other Sources
                  (including Managed Care)(d):     57%

         Combined Company:
                  Medicare:                        34%
                  Medicaid:                         6%
                  Other Sources
                  (including Managed Care)(d):     60%



-----------------------------------
(a) Includes one Triad hospital under development in Las Cruces, New Mexico.

(b) Excludes one Quorum hospital closed subsequent to 12/31/00 and two Quorum hospitals sold subsequent to 12/31/00; includes one Quorum hospital opened in April 2001.

(c) Includes 166 beds in a joint venture hospital and 726 beds that are in two hospitals leased to third parties.

(d) Includes Managed Care.

                                       6         [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------

CY 2000 Hospital Revenue


                      Similar Market Focus - Small Cities


[GRAPHIC OMITTED: PIE CHARTS OF CALENDAR YEAR 2000 - HOSPITAL REVENUE FROM VARIOUS MARKETS, BY PERCENTAGE, FOR TRIAD(a), QUORUM AND THE COMBINED COMPANY]

         TRIAD (a):
                  Small City:       71%
                  Urban:            29%

         QUORUM:
                  Small City:       70%
                  Rural:            22%
                  QHR:               8%

         Combined Company:
                  Small City:       70%
                  Urban:            12%
                  Rural:            13%
                  QHR:               5%




-----------------------------------
(a) Includes a full year of Denton, Greenbrier and SouthCrest. Excludes sold and closed facilities. Excludes two hospitals leased to a third party, ambulatory surgery centers and non-patient revenues.



                                       7         [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------

                Transaction Creates a Leading Hospital Company


[GRAPHIC OMITTED: BAR GRAPH OF THE LATEST TWELVE MONTHS ENDING DECEMBER 31, 2000
- EBITDA, IN MILLIONS OF DOLLARS, FOR VARIOUS HEALTH CARE COMPANIES, INCLUDING FOR THE PRO FORMA COMBINED COMPANY]

         HCA:                               $3,177
         Tenet:                              2,043
         Triad/Quorum Pro Forma:               502(a)
         Health Management Assoc.:             424
         Universal Health:                     359
         Community Health:                     253
         IASIS:                                124
         LifePoint:                            106
         Province:                              84






___________________________________
(a) Pro forma for the Transaction. Includes a full year of Denton, Greenbrier and the remaining 50% interest in SouthCrest (all recent acquisitions); excludes Triad sold and closed facilities. Assumes $137.6 million of End Loaded Lease Facility is refinanced resulting in an elimination of $11.5 million of associated rental expense. Includes $19.0 million in expected permanent synergies, less $2.0 million allowance for management of expected Corporate Integrity Agreement and less one-time expenses of $8.5 million expected in 2001 associated with the transition to a combined company.




                                       8         [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------

CY 2000 Hospital Revenue Concentration by State


                          Geographic Diversification



[GRAPHIC OMITTED: PIE CHARTS OF CALENDAR YEAR 2000 - HOSPITAL REVENUE GEOGRAPHIC DIVERSIFICATION, BY PERCENTAGE, BY STATE FOR TRIAD, QUORUM AND THE COMBINED COMPANY]

         TRIAD(a):
                  Texas:                    47%
                  Oklahoma:                  7%
                  Arizona:                  20%
                  Other:                    26%

         QUORUM(b):
                  South Carolina:           18%
                  Indiana:                  24%
                  Alabama:                  18%
                  Other:                    40%

         Combined Company(a)(b):
                  Texas:                    23%
                  Indiana:                  14%
                  Alabama:                  12%
                  Other:                    51%





-----------------------------------
(a) Includes a full year of Denton, Greenbrier and SouthCrest. Excludes sold and closed facilities. Excludes two hospitals leased to a third party, ambulatory surgery centers and non-patient revenues.

(b) Excludes Quorum Health Resources.






                                       9         [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------

Geographic Fit




[GRAPHIC OMITTED: MAP OF THE UNITED STATES SHOWING THE LOCATIONS OF TRIAD AND QUORUM HOSPITALS]





                                       10        [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------

Assets - Attractive, Well Positioned, With Potential Upside

 .   Most former Quorum assets are fundamentally sound, for example:

    .   Lutheran Hospital - Ft. Wayne, IN

    .   Flowers Hospital - Dothan, AL

    .   Carolinas Health System - Florence, SC

    .   Mary Black Memorial Hospital - Spartanburg, SC

 .   Opportunities exist for enhanced operating performance, short- and long-term:

    .   Volumes & Margin

 .   Several markets offer significant long-term growth opportunities, for example:

    .   Bentonville, AR

    .   River Region Health System - Vicksburg, MS






                                       11        [LOGO OF TRIAD HOSPITALS, INC.]

Rationale for Quorum Acquisition
--------------------------------------------------------------------------------
Expected Impact on Future Shareholder Value

 .   Attractive Returns - In Excess of Triad's Investment Criteria

    . Positive Net Present Value (NPV) based on Discounting Cash Flows (DCF) at an appropriate Weighted Average Cost of Capital (WACC)

 .   Cash Flow Accretion - Accretive to EBITDA and Cash EPS

 .   Earnings Accretion - Non-dilutive to Reported Earnings Per Share in the
    First Year, Accretive Thereafter

 .   Earnings Growth - Improves EPS Growth Rate

    .   Revenue Growth and Margin Improvement Opportunities

    .   Deleveraging From Strong Operating Cash Flows and Divestitures

    .   Realization of Synergies

 .   Increased Market Capitalization - Potentially Greater Visibility and
    Liquidity Could Attract Additional Institutional Investors






                                       12        [LOGO OF TRIAD HOSPITALS, INC.]

                             2000 Pro Forma Results

--------------------------------------------------------------------------------

2000 Pro Forma Results

Combined Company EBITDA

--------------------------------------------------------------------------------

                           Strong Existing Cash Flows






[GRAPHIC OMITTED: BAR GRAPH OF EBITDA, IN MILLIONS OF DOLLARS, FOR TRIAD AND QUORUM FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2000 AND FOR THE PRO FORMA COMBINED COMPANY, INCLUDING SYNERGIES]

Triad as reported for the period ended December 31, 2000(a):                   $174.0
Full Year Incremental Impact of Acquisitions, Closures and Divestitures:         23.6
Pro Forma Triad:                                                                197.6
Quorum for the period ended December 31, 2000(b):                               295.6
Synergies(c):                                                                     8.5
Pro Forma for the Combined Company:                                             501.7





___________________________________
(a) Includes sold and closed facilities, plus acquisitions from closing date through end of year.

(b) Excludes $11.5 million of End Loaded Lease Facility expense.

(c) Includes $19.0 million in expected permanent synergies, less $2.0 million allowance for management of expected Corporate Integrity Agreement and less one-time expenses of $8.5 million expected in 2001 associated with the transition to a combined company.





                                       14        [LOGO OF TRIAD HOSPITALS, INC.]

2000 Pro Forma Results
--------------------------------------------------------------------------------
Triad's Changes to Quorum's 2000 Facility Portfolio

 .   Carolinas Hospital System - Kingstree, SC                                   Lease Terminated

 .   UniMed Medical Center - Minot, ND                                           Sold

 .   Kenmare Community Hospital - Minot, ND                                      Sold

 .   Summit Hospital - Baton Rouge, LA                                           Held For Sale

 .   Doctors Hospital of Stark County - Massillon, OH                            Held For Sale

 .   Quorum Health Resources (QHR) - Management Company                          Intent to Sell




                                       15        [LOGO OF TRIAD HOSPITALS, INC.]

2000 Pro Forma Results
--------------------------------------------------------------------------------

Combined Company EBITDA Excluding Closed, Sold and Held-for-Sale Assets

 .   Pro Forma 2000 EBITDA of $498.1 Million

    .   Pro Forma 2000 Total EBITDA                                                          $501.7 million

    .   Less 2000 EBITDA for Kingstree, UniMed,
        Kenmare, Summit and Doctors                                                          (3.6) million
                                                                                           -------
    .   Pro Forma 2000 EBITDA                                                                $498.1 million



                                       16        [LOGO OF TRIAD HOSPITALS, INC.]

                            2001 Financial Guidance

--------------------------------------------------------------------------------

2001 Financial Guidance
--------------------------------------------------------------------------------
What's in Store for the Rest of 2001

 .   Apply Triad's Strategy and Culture to Former Quorum Facilities & Markets

    .   Implement Physician Leadership Groups in Former Quorum Facilities

    .   Become Actively Involved In Local Communities

    .   Reinforce Local Boards of Trustees With Additional Community Leadership

    .   Engage Community Boards and Physicians in Strategic Decision Making

    .   Provide Corporate Support and Leadership to Facility Teams

 .   Integrate Systems With Former Quorum Facility Employees, Physicians and
    Hospitals

    .   Strategic Planning Process

    .   Uniform Policies & Procedures

    .   Centralized Financial Reporting

    .   Corporate Integrity Agreement (CIA)/Compliance Program




            Primary Goal for 2001 - Stabilize Operating Performance





                                      18         [LOGO OF TRIAD HOSPITALS, INC.]

2001 Financial Guidance

--------------------------------------------------------------------------------
2001 Earnings Outlook

 .  Revenues                            $2,515-2,600 million

 .  EBITDA                              $410-415 million
                                       ($515-520 million pro forma for full year)

 .  EBITDA Margin                       15.8-16.5%

 .  Diluted Earnings Per Share

       .  1st Quarter                  $0.22                    (Triad Only)
       .  2nd Quarter                  $0.04-0.05               (Triad plus 2 Months of Quorum)
       .  3rd Quarter                  $0.05-0.07               (Combined)
       .  4th Quarter                  $0.16-0.18               (Combined)
       .  Annual                       $0.47-0.52




                                      19         [LOGO OF TRIAD HOSPITALS, INC.]

2001 Financial Guidance

--------------------------------------------------------------------------------
Basis for 2001 Earnings Guidance


 .   Guidance is for calendar year ending December 31, 2001

 .   Includes full year of Triad

 .   Includes 8 months of Quorum (May through December)

 .   Excludes closed, sold, and held-for-sale facilities

 .   Assumes sale of QHR by end of December 2001

 .   Excludes non-cash charges to coordinate Quorum's accounting policies in the second quarter




                                      20         [LOGO OF TRIAD HOSPITALS, INC.]

2001 Financial Guidance

--------------------------------------------------------------------------------
Impact Issues

 .   Quorum Facilities As a Whole Are Performing Flat With Fiscal 2000

    .   Some facilities below plan: Vicksburg, Hattiesburg, Macon, Dothan and
        Barberton


                  Triad's Strategy Will Work In These Markets


 .   Capital Expenditures of $300 million per year in 2001 and 2002

                   . Triad  -  $125 million per year
                            -  De novo hospital - Las Cruces
                            -  Expansion - Northwest (Tucson), SouthCrest
                               (Tulsa), Crestwood (Huntsville), Denton
                               (Dallas/Fort Worth), Greenbrier (West Virginia)

                   . Quorum - $175 million per year
                            - De novo/replacement hospitals - Dupont (Fort
                              Wayne), River Region (Vicksburg), Northwest Health
                              System (Bentonville)


           Projects Are Good for the Long-Term Growth of the Company




                                       21        [LOGO OF TRIAD HOSPITALS, INC.]

                         2002 & 2003 Financial Guidance
--------------------------------------------------------------------------------

                        2002 & 2003 Financial Guidance

--------------------------------------------------------------------------------

What's In Store For 2002 & 2003

 .   Exploit Opportunities for Admissions Growth

 .   Exploit Opportunities for Revenue Growth

 .   Exploit Opportunities for Margin Growth

 .   Exploit Opportunities to Continue Rationalizing Portfolio





      Goal for 2002 - Strategy Takes Hold, Operating Performance Improves Goal for 2003 - the Pieces Come Together - Capital, Strategy, Results



                                      23         [LOGO OF TRIAD HOSPITALS, INC.]

2002 & 2003 Financial Guidance

--------------------------------------------------------------------------------
Exploit Opportunities for Admissions Growth



[GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S SAME FACILITY ADMISSIONS GROWTH(a), BY PERCENTAGE, FOR THE FISCAL YEARS DECEMBER 31, 2000 AND DECEMBER 31, 1999 AND A BAR GRAPH OF QUORUM'S SAME FACILITY ADMISSIONS GROWTH(b), BY PERCENTAGE, FOR THE FISCAL YEARS JUNE 30, 2000, JUNE 30, 1999 AND JUNE 30, 1998]

         Triad:
                  1999:             8.1%
                  2000:             6.9%
                  Q1/01:            5.9%

         Quorum:
                  1998:             0.9%
                  1999:             2.2%
                  2000:             0.6%
         9 mos. end 3/31/01:        1.5%




___________________________________
(a) Includes joint ventures in 1999 and 2000. Q1/01 growth includes pro forma adjustments for SouthCrest Hospital as if the Company had owned it in full and had consolidated it for financial reporting during the first quarter of 2000; the Company acquired the remaining 50% interest and began reporting it on a consolidated basis effective January 1, 2001. Q1/01 does not include the Company's joint venture in El Dorado, Arkansas.

(b) Fiscal year ending June 30 except nine months ended 3/31/01.





                                      24         [LOGO OF TRIAD HOSPITALS, INC.]

2002 & 2003 Financial Guidance

--------------------------------------------------------------------------------
Exploit Opportunities for Revenue Growth




[GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S SAME FACILITY REVENUE GROWTH, BY PERCENTAGE, FOR THE FISCAL YEARS DECEMBER 31, 2000 AND DECEMBER 31, 1999 AND A BAR GRAPH OF QUORUM'S SAME FACILITY REVENUE GROWTH(a), BY PERCENTAGE, FOR THE FISCAL YEARS JUNE 30, 2000, JUNE 30, 1999 AND JUNE 30, 1998]

         Triad:
                  1999:             6.6%
                  2000:             7.7%

         Quorum:
                  1998:             7.3%
                  1999:            (0.8%)
                  2000:             3.3%




___________________________________
(a) Fiscal year ending June 30.




                                      25         [LOGO OF TRIAD HOSPITALS, INC.]

2002 & 2003 Financial Guidance

--------------------------------------------------------------------------------
Exploit Opportunities for Margin Growth



[GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S EBITDA MARGIN, BY PERCENTAGE, FOR THE FISCAL YEARS DECEMBER 31, 2000, DECEMBER 31, 1999 AND DECEMBER 31, 1998 AND A BAR GRAPH OF QUORUM'S SAME-FACILITY HOSPITAL EBITDA MARGIN(d), BY PERCENTAGE, FOR THE FISCAL YEARS JUNE 30, 2000, JUNE 30, 1999 AND JUNE 30, 1998]


         Triad:
                  1998:                     12.6% (a)
                  1999:                     14.2% (a)
                  2000(PF):                 15.1% (b)
                                            14.7% (c)

         Quorum:
                  1998:                     19.2%
                  1999:                     13.7%
                  2000:                     15.0%




(a) Core operations.

(b) Includes full year of Denton, Greenbrier, and SouthCrest. Excludes sold and closed facilities.

(c) Excludes sold and closed facilities and closure costs related to Mission Bay Hospital.

(d) Fiscal year ending June 30.




                                      26         [LOGO OF TRIAD HOSPITALS, INC.]

2002 & 2003 Financial Guidance

--------------------------------------------------------------------------------
Exploit Opportunities for Margin Growth


                       Quorum CY 2000 EBITDA Margin (a)



[GRAPHIC OMITTED: BAR GRAPH OF QUORUM'S CALENDAR YEAR 2000 EBITDA MARGIN]

As reported:                                         16.3%
Excluding QHR:                                       15.8%
Excluding QHR, Ft. Wayne and Dothan Markets:         11.6%




___________________________________
(a) EBITDA before End Loaded Lease Facility.



                                      27         [LOGO OF TRIAD HOSPITALS, INC.]

2002 & 2003 Financial Guidance
--------------------------------------------------------------------------------

Guidance On Potential Improvements

 .   Improve Volumes by 3-4% Per Year

    .   Enhance physician/community relations, expand services, recruit doctors

 .   Increase Revenues by 4-7% Per Year

 .   Improve margins to 17-18% over time

    .   Maximize efficiency

    .   Leverage group purchasing

    .   Implement resource management

    .   Train, lead and support hospital staff

    .   Maintain highest standards of care

 .   Grow the Company at a sustainable rate

    .   Expand existing facilities and add 2-3 hospitals per year





                                      28         [LOGO OF TRIAD HOSPITALS, INC.]

2002 & 2003 Financial Guidance

--------------------------------------------------------------------------------
2002 & 2003 Earnings Outlook


 .  2002 Diluted Earnings Per Share

          .  1st Quarter                    $0.24-0.26

          .  2nd Quarter                    $0.10-0.13

          .  3rd Quarter                    $0.11-0.14

          .  4th Quarter                    $0.25-0.27

          .  Annual:                        $0.70-0.80

 .  2003 Diluted Earnings Per Share

          .  Annual:                        $1.15-1.30




                                      29         [LOGO OF TRIAD HOSPITALS, INC.]

                    Quorum - Implementing a Proven Strategy

--------------------------------------------------------------------------------

                   Quorum - Implementing a Proven Strategy

--------------------------------------------------------------------------------


The Challenges and Opportunities At the Former Quorum Facilities Are Similar to
                 the Ones Triad Faced At the time of Spin-Off



 .  Triad Prior to Spin-Off

   . Many hospitals in the portfolio were non-strategic or poor financial performers

   .  Volumes, revenues and margins were anemic

   .  Relationships with physicians and communities were weak

   .  Financial leverage was too high for optimal capital structure

   .  Company was not yet ready for growth

 .  Quorum Prior to Acquisition

   .  A few hospitals were poorly positioned or losing money

   .  Volumes, revenues and margins are below potential

   .  Relationships with physicians and communities have room for improvement

   .  Financial leverage is slightly high for optimal capital structure

   .  There is opportunity for corporate management of growth







                                     31          [LOGO OF TRIAD HOSPITALS, INC.]

Quorum - Implementing a Proven Strategy

--------------------------------------------------------------------------------


Triad's Success in Its First Two Years As a Company

  .  Rationalized Portfolio of Hospitals

           . Sold, swapped or closed 20 facilities that did not fit Triad's strategy

  .  Commenced Improvement to Volumes, Revenues, Margins

           .  Increased volumes and revenues approximately 6-8% per year

           .  Enhanced operating margins by almost 500 basis points

  .  Commenced Improvement to Physician and Community Relationships

           . Improved patient, physician and employee satisfaction survey results

  .  Decreased Leverage from 5.2x to 3.2x (Debt/EBITDA)

  .  Positioned Company for Growth

           .  Purchased and integrated three facilities since October 2000

           .  Ready to integrate former Quorum facilities







  Triad Expects to Achieve Similar Results with the Former Quorum Facilities
                      Through Application of its Strategy




                                      32         [LOGO OF TRIAD HOSPITALS, INC.]

Quorum - Implementing a Proven Strategy

--------------------------------------------------------------------------------



                    Triad's Success in Its First Two Years



[GRAPHIC OMITTED: A BAR GRAPH OF TRIAD REVENUE AND A LINE GRAPH OF TRIAD EBITDA, IN MILLIONS OF DOLLARS, FOR THE FISCAL YEARS 1998, 1999 AND 2000 AND A BAR GRAPH OF TRIAD TOTAL DEBT/EBITDA AND A LINE GRAPH OF TRIAD EBITDA/INTEREST EXPENSE FOR THE FISCAL YEARS 1998, 1999 AND 2000]

         Revenue:
                  1998(a):              $1,037.7
                  1999(a):               1,105.9
                  2000(b):               1,233.1

         EBITDA:
                  1998(a):                $130.9
                  1999(a):                 157.5
                  2000(b):                 181.7

         Total Debt/EBITDA:
                  1998(a):                  5.2x
                  1999(a):                  3.5x
                  2000(b):                  3.2x

         EBITDA/Interest Expense:
                  1998(a):                  1.9x
                  1999(a):                  2.3x
                  2000(b):                  3.2x



___________________________________
(a) Pro forma for the divestiture of certain facilities that the Company sold in 1999, the exclusion of Douglas Medical Center and Sherman, and the spin-off from HCA.

(b) Excludes $1.3 million in revenues and $0.3 million in EBITDA from closed and sold facilities and a pension accrual adjustment in the first quarter; and $1.0 million of revenues and ($8.1) million in EBITDA resulting from the closure of Mission Bay Hospital in the fourth quarter.




                                      33         [LOGO OF TRIAD HOSPITALS, INC.]

                                What to Expect

--------------------------------------------------------------------------------

What to Expect

--------------------------------------------------------------------------------


 .  Overlay Our Operating Strategy Onto Former Quorum Facilities and Markets

        .  Develop better understanding of each facility and market by end of
           2001

        .  Increase community involvement with local Boards of Trustees

        .  Implement Physician Leadership Groups at all former Quorum facilities

 .  Systems Integration

        .  Information systems and financial systems

        .  Policies and procedures

        .  Corporate Integrity Agreement (CIA)





                                      35         [LOGO OF TRIAD HOSPITALS, INC.]

What to Expect

--------------------------------------------------------------------------------


 .  Complete Aggressive Capital Campaign of $250-300 Million Per Year

       . Approximately one-half for new hospital construction; mostly contractual obligations from Quorum

               -   Dupont Hospital (de novo) - opened April 2001

               -   Vicksburg, MS (consolidation of two hospitals) -
                    February 2002

               -   Las Cruces (de novo) - Summer 2002

               -   Bentonville, AR (replacement) - Winter 2002

       .  Major Expansions

               -   Northwest (Tucson), SouthCrest, Crestwood, Denton, Greenbrier





                                     36          [LOGO OF TRIAD HOSPITALS, INC.]

What to Expect

--------------------------------------------------------------------------------



 .  Rationalize Portfolio

         .  Complete Planned Divestitures

                - Summit, Doctors

         .  Pursue Sale of QHR

         .  Evaluate Other Options Opportunistically


 .  Reduce Leverage to Optimal Capital Structure

         .  Reduce leverage in first two years

         .  Target Total Debt/EBITDA in low 3x range

         .  Target Total Debt/Total Capitalization in 40% - 50% range




                                     37          [LOGO OF TRIAD HOSPITALS, INC.]

What to Expect

--------------------------------------------------------------------------------


 .  2001 - Stabilize Operations, Improve Performance Modestly

 .  2002 - Strategy Takes Hold, Operating Performance Improves

 .  2003 - The Pieces Come Together - Capital, Strategy, Results

 .  2004 and Beyond - Internal and External Growth





                                     38          [LOGO OF TRIAD HOSPITALS, INC.]

                        [LOGO OF TRIAD HOSPITALS, INC.]


--------------------------------------------------------------------------------


                             Questions and Answers

                        [LOGO OF TRIAD HOSPITALS, INC.]


--------------------------------------------------------------------------------


                        Financial Outlook and Guidance
                                   May 2001